UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 14, 2023

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35770 (Commission File Number)	27-3431051 (I.R.S. Employer Identification No.)

3700 Buffalo Speedway, Suite 925 Houston, Texas (Address of principal executive offices)		77098 (Zip Code)

Registrant’s Telephone Number, including area code: (713) 877-1311

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operation and Financial Condition.

On November 14, 2023, Contango ORE, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference into this Item 2.02.

The information included in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as explicitly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2023, at the annual meeting of stockholders of the Company (the “Annual Meeting”), the Company’s stockholders approved the 2023 Omnibus Incentive Plan (the “2023 Plan”). Shares of common stock, par value $0.01 per share, available for grant under the 2023 Plan consist of 193,500 new shares of common stock plus (i) any shares remaining available for grant under the Company’s 2010 Equity Compensation Plan (the “2010 Plan”)  (462,567 shares as of the record date for the Annual Meeting), (ii) unexercised shares subject to appreciation awards (i.e. stock options or other stock-based awards based on the appreciation in value of a share of the Company’s common stock) granted under the 2010 Plan that expire, terminate, or are canceled for any reason without having been exercised in full, and (iii) shares subject to awards that are not appreciation awards granted under the 2010 Plan that are forfeited for any reason shall be available for issuance under the 2023 Plan.  The 2023 Plan is described in further detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting (the “Definitive Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 4, 2023. A copy of the 2023 Plan, as approved at the Annual Meeting, is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this item by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on November 14, 2023, the Company’s stockholders were asked to consider and vote upon the following proposals:

1.	To elect five persons to serve as directors on the Company’s Board of Directors (the “Board”) until the annual meeting of stockholders in 2024 or until their successors are duly elected and qualified;

2.	To approve the 2023 Plan;

3.	To ratify the appointment of Moss Adams LLP as the independent auditors of the Company for the fiscal year ending June 30, 2024;

4.	To conduct a non-binding, advisory vote to approve the compensation of the Company’s named executive officers; and

5.
To approve the grant of discretionary authority to the chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-4.

As of September 28, 2023, the record date for the Annual Meeting, the Company had outstanding 9,393,922 shares of Common Stock.

Summarized below are final results of the matters voted on at the Annual Meeting:
1.
Proposal 1: Each of the director nominees was elected to the Board to serve as a director until the 2024 annual meeting of stockholders of the Company or until his respective successor is duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Brad Juneau	5,353,073	272,525	6,134	1,888,160
Rick Van Nieuwenhuyse	5,494,456	136,752	524	1,888,160
Joseph S. Compofelice	4,637,431	880,299	114,002	1,888,160
Curtis J. Freeman	4,711,804	805,935	113,993	1,888,160
Richard A. Shortz	4,552,375	965,385	113,972	1,888,160

2.	Proposal 2: The proposal to approve the 2023 Plan was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
5,310,672	314,407	6,653	1,888,160

3.	Proposal 3: The proposal to ratify the appointment of Moss Adams LLP as the independent auditors of the Company for the fiscal year ending June 30, 2024 was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
7,518,347	413	1,132	--

4.	Proposal 4: The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
5,312,404	309,520	9,808	1,888,160

5.
Proposal 5: The proposal to approve the grant of discretionary authority to the chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-4 was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
6,887,349	625,537	7,006	--

No other business properly came before the Annual Meeting.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on November 14, 2023, relating to the results of the Annual Meeting and announcing its financial results for the quarter ended September 30, 2023.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1*	Press Release, dated November 14, 2023.

10.1	2023 Omnibus Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed October 4, 2023).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By: /s/ Leah Gaines
Leah Gaines
Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary

Dated: November 14, 2023